UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C1234567890 ADAM SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the closing of the polls at the meeting. SHAREHOLDER ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2023 PLEASE REVIEW THE MEETING MATERIALS This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Shareholder’s Annual Meeting are available on the Internet. The items to be voted on and location of the Annual Meeting are on the reverse side. The 2022 Annual Report and 2023 Proxy Statement are available at envisionreports.com/xom. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/xom to vote your shares 1234 5678 9012 345 VOTE NOW Go to envisionreports.com/xom to vote your shares now. ATTEND the meeting on May 31, 2023 at 9:30 a.m. (Central Time). Go to envisionreports.com/ xom for instructions. 2NOT COY 03R8VJ [mastercode line]

MEETING DETAILS

The Annual Meeting of Shareholders of Exxon Mobil Corporation will be held on May 31, 2023, at 9:30 a.m. (Central Time). Attend virtually at https://www.virtualshareholdermeeting.com/XOM2023. To attend as a guest, simply access the meeting 15 minutes prior to the meeting start time. To be able to vote or ask questions as a shareholder at the meeting, see the attendance instructions at www.envisionreports.com/xom which describe how to obtain a virtual meeting access control number.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE NOMINEES LISTED:

Election of Directors:

01 - Michael J. Angelakis
02 - Susan K. Avery
03 - Angela F. Braly
04 - Gregory J. Goff
05 - John D. Harris II
06 - Kaisa H. Hietala
07 - Joseph L. Hooley
08 - Steven A. Kandarian
09 - Alexander A. Karsner
10 - Lawrence W. Kellner
11 - Jeffrey W. Ubben
12 - Darren W. Woods

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR PROPOSALS 2-3 AND 1 YR FOR PROPOSAL 4:

2. Ratification of Independent Auditors
3. Advisory Vote to Approve Executive Compensation
4. Frequency of Advisory Vote on Executive Compensation

THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST PROPOSALS 5 THROUGH 17:

5. Establish a New Board Committee on Decarbonization Risk
6. Reduce Executive Stock Holding Period
7. Additional Carbon Capture and Storage and Emissions Report
8. Additional Direct Methane Measurement
9. Establish a Scope 3 Target and Reduce Hydrocarbon Sales
10. Additional Report on Worst-case Spill and Response Plans
11. GHG Reporting on Adjusted Basis
12. Report on Asset Retirement Obligations Under IEA NZE Scenario
13. Report on Plastics Under SCS Scenario
14. Litigation Disclosure Beyond Legal and Accounting Requirements
15. Tax Reporting Beyond Legal Requirements
16. Energy Transition Social Impact Report
17. Report on Commitment Against AMAP Work

ORDER MATERIALS

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below 10 days prior to the meeting to facilitate timely delivery. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet	*Phone*	*Email*
envisionreports.com/xom	1-866-641-4276	investorvote@computershare.com

YOUR EMAIL REQUEST MUST INCLUDE

- "Proxy Materials Exxon Mobil Corporation" in the subject line
- Your full name and address
- The number located in the box on the reverse side
- Statement that you want a paper copy of the meeting materials

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please see the instructions at envisionreports.com/xom.

SAVE PAPER AND TIME...

To receive meeting materials by email, enroll at envisionreports.com/xom.

IT IS IMPORTANT THAT YOU VOTE PLEASE JOIN YOUR FELLOW STOCKHOLDERS AND VOTE TODAY. P88150-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23